New and Revised Accounting Standards	12 Months Ended
Dec. 31, 2017
New and Revised Accounting Standards Adopted [Abstract]
Disclosure of changes in accounting policies, accounting estimates and errors [text block]
4.	New and Revised Accounting Standards

A number of new standards and amendments to standards and interpretations that have been issued but are not yet effective:

IFRS 9, Financial Instruments, addresses the classification, measurement and recognition of financial assets and financial liabilities. It replaces the guidance in IAS 39, Financial Instruments: Recognition and Measurement that relate to the classification and measurement of financial instruments. IFRS 9 retains but simplifies the mixed measurement model and establishes three primary measurement categories for financial assets: amortized cost, fair value through other comprehensive income and fair value through profit or loss. The basis of classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument. For financial liabilities, the standard retains most of the IAS 39 requirements. The main change for liabilities is that, in cases where the fair value option is taken for financial liabilities, the part of a fair value change due to an entity’s own credit risk is recorded in other comprehensive income (loss) rather than in net earnings. IFRS 9 is effective for annual periods beginning on or after January 1, 2018, with early adoption permitted.

We have concluded that this standard will not have a material effect on our financial statements.

We have made the irrevocable classification choice to record fair value changes on our available-for-sale investments in other comprehensive income. This election will result in a reclassification of $nil from our retained earnings to accumulated other comprehensive income (loss), all within equity, on January 1, 2018.

IFRS 15, Revenue from Contracts with Customers deals with revenue recognition and establishes principles for reporting useful information to users of financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. Revenue is recognized when a customer obtains control of a good or service and thus has the ability to direct the use and obtain the benefits from the good or service. IFRS 15 also requires enhanced disclosures about revenue to help investors better understand the nature, amount, timing and uncertainty of revenue and cash flows from contracts with customers.The standard replaces IAS 18, Revenue and IAS 11, Construction contracts and related interpretations. The standard is effective for annual periods beginning on or after January 1, 2018, with early adoption permitted.

In 2013, the Corporation put the previously operating Keno Hill District (“District”) on care and maintenance, where it has remained since that date. When the District resumes mining operations, we will review the sales contracts in place and assess the effects of the new standard.

We have substantially completed our analysis of IFRS 15 and the effect the adoption will have on our financial statements.  Management’s primary focus was evaluating contracts under our Environmental Services business, as this is currently our primary source of revenue. Based on this analysis, we do not anticipate significant changes to the timing and amount of our revenue recognition related to from environmental services under IFRS 15, as the majority of our contracts contain a single performance obligation. Consequently, consistent with our existing policy, revenue will be recognized “over time”, as the services are provided.

We have also assessed the impact of IFRS 15 on our silver streaming arrangement with Wheaton Precious Metals Corp. (“Wheaton”), as described in Note 14.  At the date the transaction was completed, we determined that the contract is a sale of a mineral interest and a related contract to provide extraction services.   Under our existing policy, we apply the provisions of IFRS 6, which allows for an accounting policy choice to either apply the proceeds received as a credit to the carrying value of the exploration and evaluation (“E&E”) asset, or account for the transaction as a partial sale, with deferral of the gain, to be recognised on a units-of-production sold basis. Upon the effective date of IFRS 15, the company will continue to apply IFRS 6, as permitted, but as a result, will elect the policy to apply the proceeds received as a credit to the carrying value of the E&E asset. Management believes this approach to be more relevant and reliable.

Specifically, advance payments received under the Wheaton contract will be accounted for as follows:

•	The USD $50,000,000 initial deposit recorded as consideration will be applied against the carrying value of the mineral interest, with no gain or loss being recorded; and

•	Revenue from extraction services will be recognized using a transaction price of US$3.90/oz, which is considered the stand-alone selling price of those services at the inception of the contract.

In January 2016, the IASB issued IFRS 16 – Leases ("IFRS 16") which replaces IAS 17 – Leases and its associated interpretative guidance. IFRS 16 applies a control model to the identification of leases, distinguishing between a lease and a service contract on the basis of whether the customer controls the asset being leased. For those assets determined to meet the definition of a lease, IFRS 16 introduces significant changes to the accounting by lessees, introducing a single, on-balance sheet accounting model that is similar to current finance lease accounting, with limited exceptions for short-term leases or leases of low value assets. Lessor accounting remains similar to current accounting practice. The standard is effective for annual periods beginning on or after January 1, 2019, with early application permitted for entities that apply IFRS 15. The Corporation is currently evaluating the impact the standard is expected to have on its consolidated financial statements.

In June 2017, the IFRS Interpretation Committee issued IFRIC 23, which clarifies how the recognition and measurement requirements of IAS 12 Income Taxes are applied where there is uncertainty over income tax treatments. IFRIC 23 becomes effective for annual periods beginning on or after January 1, 2019 and is to be applied retrospectively with early adoption permitted. The Corporation is in the process of assessing the impact of IFRIC 23 on the consolidated financial statements.

There are no other IFRS’s or International Financial Reporting Interpretations Committee (“IFRIC”) interpretations that are not yet effective that are expected to have a material impact on the Corporation.